UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 18, 2007

Smart Online, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32634	95-4439334
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2530 Meridian Parkway, 2nd Floor, Durham, North Carolina		27713
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-765-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 27, 2007, Smart Online, Inc. (the "Company") entered into Executive Officer Compensation Agreements (the "Compensation Agreements") with the following named executive officers: Michael Nouri, President and Chief Executive Officer; Tom Furr, Chief Operating Officer; and Henry Nouri, Executive Vice President. As previously reported on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission ("SEC") on January 12, 2007, in January 2007 these officers had agreed to a modification of their compensation (the "Modified Arrangements"), each reducing his annual base salary to $100,000 in consideration for a performance based aggregate quarterly bonus (the "Quarterly Bonus"). Under the terms of the Compensation Agreements, each officer agreed to an increase in their annual base salary, effective the pay period ending April 30, 2007, restoring each to his prior annual base salary as follows: Michael Nouri ($170,000), Tom Furr ($136,800) and Henry Nouri ($150,000). These officers remained entitled to the Quarterly Bonus under the Modified Arrangements earned, if any, for the first quarter of fiscal 2007. No Quarterly Bonus was earned by any of these officers. The Compensation Arrangements also terminate the Quarterly Bonus arrangement as of May 1, 2007.

On April 18, 2007, the Company entered into a Restricted Stock Agreement (the "RSA") pursuant to the Company's 2004 Equity Compensation Plan with Nicholas A. Sinigaglia, the Company's Chief Financial Officer, granting Mr. Sinigaglia 30,000 shares of the Company's common stock. Under the terms of the RSA, these shares are restricted and cannot be sold prior to the lapse of the restriction. Assuming Mr. Sinigaglia remains employed by the Company, the restriction is scheduled to lapse as to one-third of the shares on each of the following dates: the date of the agreement, the first anniversary thereof, and the second anniversary thereof. In the event of a change of control or reorganization of the Company (both as defined in the RSA), the restrictions lapse as to all shares on the date of such event.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Online, Inc.

May 3, 2007	By:	/s/ Nicholas A. Sinigaglia

Name: Nicholas A. Sinigaglia
Title: Chief Financial Officer